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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    October 1, 2002

                         CAPITAL AUTO RECEIVABLES, INC.
             =======================================================
             (Exact name of registrant as specified in its charter)


                  Delaware           333-75464                  38-3082892
===============================     ===========               ==============
(State or other jurisdiction of     Commission               (I.R.S. Employer
incorporation or organization)      File Number             Identification No.)


Corporation Trust Center
1209 Orange Street, Wilmington, DE                                   19801
=====================================                              =========
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code                302-658-7581
                                                                  ============

Items 1-4.        Not Applicable.

Item 5.           Other Events

                           On September 27, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Capital Auto Receivables Asset Trust 2002-4 will issue the following: Class A-1 _____% Asset Backed Notes in the Aggregate Principal Amount of $600,995,000, Class A-2 _____% Asset Backed Notes in the Aggregate Principal Amount of $1,121,800,000, Class A-3 Asset Backed Notes in the Aggregate Principal Amount of $680,100,000, Class A-4 ____% Asset Backed Notes in the Aggregate Principal Amount of $589,900,000, and _____% Asset Backed Certificates with an aggregate initial Certificate Balance of $91,640,000. Only the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Certificates are being offered for sale. Capital Auto Receivables, Inc. will initially retain Certificates with an initial Certificate balance of $920,897.59. The series term sheet is attached hereto as
                           Exhibit 99.

Item 6.           Not applicable.

Item 7.           Exhibits.

Exhibit 99.       The following is filed as an Exhibit to this Report under
                  Exhibit 99.

                           Series Term Sheet dated September 27, 2002, with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and the Asset Backed Certificates of Capital Auto Receivables Asset Trust 2002-4.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAPITAL AUTO RECEIVABLES, INC.
                                      =================================
                                             (Registrant)

                                      By:  s/ WILLIAM F. MUIR
                                      =================================
Dated: October 1, 2002                William F. Muir, Chairman of the Board



                                      By:  s/ JOHN D. FINNEGAN
                                      =================================
Dated: October 1, 2002                John D. Finnegan, President and Director











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                                 EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
99 Series Term Sheet dated September 27, 2002, with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and the Asset Backed Certificates of Capital Auto Receivables Asset Trust 2002-4.